SECURITIES AND EXCHANGE COMMISSION

        Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): February 20, 2004

QUICKSILVER RESOURCES INC.

        (Exact name of registrant as specified in its charter)

DELAWARE

        (State or other jurisdiction of incorporation)

        001-14837                                 75-2756163

        (Commission File Number)                                 (IRS Employer Identification No.)

777 West Rosedale, Suite 300Fort
Worth, Texas 76104

        (Address of principal executive offices) (Zip code)

        (Registrant’s telephone number, including area code): (817) 665-5000

N/A

        (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (c)        Exhibits.

                 The following exhibit is furnished as part of this Current Report on Form 8-K:

                 Exhibit Number and Description

                 99.1 Press Release dated February 20, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On February 20, 2004, we issued a press release providing an operations update.

        A copy of the press release is filed as Exhibit 99.1.

        The press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

QUICKSILVER RESOURCES, INC.

Dated: February 24, 2004	By:	/s/ BILL LAMKIN Bill Lamkin, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 20, 2004